                                                                      EXHIBIT 21
                        LUCENT TECHNOLOGIES SUBSIDIARIES
                                  AS OF 9/30/99

                   NAME OF LUCENT TECHNOLOGIES ENTITY                                 LOCATION
Lucent Technologies Argentina S.A.                                                   Argentina
(Lucent Technologies Sociedad Anonima Argentina)

Ascend Australia Pty. Ltd.                                                           Australia

Lucent Technologies Australia Pty. Ltd.                                              Australia

Lucent Technologies Austria Ges.m.b.H.                                                Austria

Lucent Technologies Middle East W.L.L.                                                Bahrain

Lucent Technologies Foreign Sales Corporation                                         Barbados

Ascend Communications Benelux                                                         Belgium

Lucent Technologies Belgium S.A./N.V.                                                 Belgium

Lucent Technologies Network Systems Belgium S.A./N.V.                                 Belgium

Lucent Technologies (Bermuda) Ltd.                                                    Bermuda

Lucent Technologies Network Systems do Brasil Ltda.                                    Brazil

Lucent Technologies Brasil Ltda.                                                       Brazil

SID Telecomunicacoes E Controles, S.A.                                                 Brazil

Lucent Technologies World Services, Inc. (Brunei branch)                               Brunei

Lucent Technologies Microelectronics Canada ULC                                        Canada

Ascend Communications Canada Ltd.                                                      Canada

Lucent Technologies Canada Corp.                                                       Canada

Octel Communications Canada, Inc.                                                      Canada

Lucent Technologies (Chile) Limitada                                                   Chile

Lucent Technologies Colombia S.A.                                                     Colombia

Lucent Technologies de Costa Rica S.A.                                               Costa Rica

Lucent Technologies s.r.o.                                                         Czech Republic

Lucent Technologies EMEA B.V. (Czech branch))                                     Czech. Republic

Lucent Technologies Denmark A/S                                                       Denmark

Lucent Technologies Dominicana C. por A.                                         Dominican Republic

EcuaLucent Technologies S.A.                                                          Ecuador

Lucent Technologies International Inc. (Egypt Branch)                                  Egypt

Lucent Technologies El Salvador S.A. de C.V.                                        El Salvador

Ascend Communications France S.A.R.L.                                                  France

Ascend Communications Premea                                                           France

Lucent Technologies BCS  S.A.                                                          France

TRT Lucent Technologies S.A.                                                           France

Triple C Call Center Communications GmbH                                              Germany

Ascend Communications GmbH                                                            Germany

Lucent Technologies Business Communications Systems and                               Germany
Microelectronics GmbH

Lucent Technologies Network Systems GmbH                                              Germany

Lucent Technologies EMEA B.V. (Greece)                                                 Greece

Lucent Technologies de Guatemala S.A.                                                Guatemala

Lucent Technologies World Services, Inc. (Honduras                                    Honduras
Branch)

Lucent Technologies de Honduras S.A.                                                  Honduras

Lucent Technologies Asia/Pacific Inc. (Hong Kong branch)                             Hong Kong

Lucent Technologies Korea Ltd. (Hong Kong branch)                                    Hong Kong

Ascend Communications (HK) Limited                                                   Hong Kong

Lucent Technologies Asia/Pacific (H.K) Ltd.                                          Hong Kong

Lucent Technologies Hungary Ltd.  Lucent Technologies                                 Hungary
Magyarorszag Kft.

Lucent Technologies India Pvt. Ltd.                                                    India

Lucent Technologies Network Systems Nederland B.V.                                   Indonesia
(Indonesia)

Lucent Technologies World Services Inc. (Indonesia Project                           Indonesia
Office)

Lucent Technologies Asia/Pacific Inc. (Indonesia Rep.                                Indonesia
Office)

Lucent Technologies GCM Sales Limited                                                 Ireland

Lucent Technologies Ireland Ltd.                                                      Ireland

Ascend Communications Europe Limited                                                  Ireland

Lucent Technologies Networks Ltd.                                                      Israel

WaveAccess, Ltd.                                                                       Israel

Ascend Communications Srl                                                              Italy

Lucent Technologies Italia S.p.A.                                                      Italy

Ascend Communications Japan K.K.                                                       Japan

Lucent Technologies Japan Ltd.                                                         Japan

Lucent Technologies EMEA B.V. (Kazakhstan                                            Kazakhstan
Representative Office)

Lucent Technologies Nederland B.V. (Kazakhstan                                       Kazakhstan
Representative Office)

Lucent Technologies World Services Inc. (Kenya Branch)                                 Kenya

Lucent Technologies Korea Ltd.                                                         Korea

Lucent Technologies World Services Inc. (Kuwait branch office)                         Kuwait

Lucent Technologies Eurasia Ltd. (Lithuania Rep. Office)                             Lithuania

Lucent Technologies (Malaysia) Sdn. Bhd.                                              Malaysia

Lucent Technologies BCS de Mexico, S.A. de C.V.                                        Mexico

Lucent Technologies de Mexico S.A. de C.V.                                             Mexico

Lucent Technologies Holdings de Mexico S.A. de C.V.                                    Mexico

Lucent Technologies Microelectronica de Mexico S. A. de C. V.                          Mexico

Lucent Technologies Microelectronica de Monterrey, S.A. de C.V.                        Mexico

LTCP Holdings de Mexico, S.A. de C.V.                                                  Mexico

LTCP de Mexico, S.A. e C.V.                                                            Mexico

LTCP Reynosa, S.A. de C.V.                                                             Mexico

Lucent Technologies EMEA Services B.V.                                              Netherlands

Lucent Technologies  Nederland B.V.                                                 Netherlands

Lucent Technologies BCS Nederland B.V.                                              Netherlands

Lucent Technologies EMEA B.V.                                                       Netherlands

Lucent Technologies (NZ) Limited                                                    New Zealand

Lucent Technologies Nicaragua S.A.                                                   Nicaragua

Lucent Technologies Qingdao Power Systems Company,                           Peoples Republic of China
Ltd.

Lucent Technologies Qingdao Telecommunications Systems                       Peoples Republic of China
Ltd.

Lucent Technologies (China) Co., Ltd.                                        Peoples Republic of China

Lucent Technologies (Shanghai) International Enterprises,                    Peoples Republic of China
Ltd.

Lucent Technologies World Services Inc. (Panama branch)                                Panama

Lucent Technologies del Peru S.A.                                                       Peru

Lucent Technologies Philippines Inc.                                                Philippines

Lucent Technologies Poland S.A.                                                        Poland

Lucent Technologies Polska Spolka z o.o.                                               Poland

Lucent Technologies International Inc. - Secursal en                                  Portugal
Portugal

Lucent Technologies World Services Inc. (Puerto Rico                                Puerto Rico
branch)
Lucent Technologies Puerto Rico Inc.                                                Puerto Rico

Lucent Technologies Eurasia Ltd. (Romania branch)                                     Romania

Lucent Technologies EMEA B.V. (Moscow Rep. Office)                               Russian Federation

Lucent Technologies Eurasia Ltd. (Russia Moscow Rep.                             Russian Federation
Office)

ZAO Lucent Technologies                                                          Russian Federation

Lucent Technologies International Inc. (Saudi Arabia                                Saudi Arabia
branch)

Ascend Communications Pte. Ltd.                                                      Singapore

Lucent Technologies Consumer Products Pte. Ltd.                                      Singapore

Lucent Technologies Investments Asia Pte. Ltd.                                       Singapore

Lucent Technologies Microelectronics Pte. Ltd.                                       Singapore

Lucent Technologies Singapore Pte. Ltd.                                              Singapore

Lucent Technologies Slovensko s.r.o.                                              Slovak Republic

Lucent Technologies South Africa (Proprietary) Ltd.                                 South Africa

Lucent Technologies Microelectronica S.A.                                              Spain

Lucent Technologies Network Systems Espana S.A.                                        Spain

Lucent Technologies Asia/Pacific Inc. (Sri Lanka branch)                             Sri Lanka

Ascend Communications Nordic AB                                                        Sweden

Lucent Technologies Sweden AB.                                                         Sweden

Lucent Technologies A.G.                                                            Switzerland

Lucent Technologies Taiwan Inc. (Taiwan branch)                                        Taiwan

Lucent Technologies Thailand Inc. (Thailand branch)                                   Thailand

Lucent Technologies Microelectronics Thailand Ltd.                                    Thailand

Lucent Technologies International Inc. (U.A.E. branch)                          United Arab Emirates

Ascend Communications M.E., Inc. Dubai                                          United Arab Emirates

Lucent Technologies Network Systems UK Ltd.                                        United Kingdom

Lucent Technologies Holdings UK Limited                                            United Kingdom

Telectron Systems Ltd.                                                             United Kingdom

Lucent Technologies plc.                                                           United Kingdom

Lucent Technologies ECS plc.                                                       United Kingdom

Lucent CheZaRa                                                                        Ukraine

Lucent Technologies EMEA B.V. (Kiev - Ukraine)                                        Ukraine

L.T. Funding, LLC                                                                  United States

Ascend Communications, Inc.                                                        United States

Ascend Credit Corporation                                                          United States

Ascend Communications, M.E., Inc.                                                  United States

ATOR Corporation                                                                   United States

Cascade Communications Securities Corporation                                      United States

Cascade Communications Asia Corporation                                            United States

Cascade Communications HC Corporation                                              United States

Bell Laboratories, Inc.                                                            United States

Kenan Systems Corporation                                                          United States

Litespec, Inc.                                                                     United States

Loose Tube Inc.                                                                    United States

LTI Corporation                                                                    United States

Lucent Asset Management Corporation                                                United States

Lucent Technologies Americas Inc.                                                  United States

Lucent Technologies Asia/Pacific Inc.                                              United States

Lucent Technologies Construction Services, Inc.                                    United States

Lucent Technologies Eastern Ventures Inc.                                          United States

Lucent Technologies Engineering Inc.                                               United States

Lucent Technologies Eurasia Ltd.                                                   United States

Lucent Technologies Guardian Corporation                                           United States

Lucent Technologies GRL Corporation                                                United States

Lucent Technologies Holdings Inc.                                                  United States

Lucent Technologies International Inc.                                             United States

Lucent Technologies Kazakhstan Ltd                                                 United States

Lucent Technologies Management Services Inc.                                       United States

Lucent Technologies Maquiladoras Inc.                                              United States

Lucent Technologies Opto Inc.                                                      United States

Lucent Technologies Realty Inc.                                                    United States

Lucent Technologies Sentinel, Inc.                                                 United States

Lucent Technologies Services Company Inc.                                          United States

Lucent Technologies Taiwan Inc.                                                    United States

Lucent Technologies Technical Services Company, Inc.                               United States

Lucent Technologies Thailand Inc.                                                  United States

Lucent Technologies Ventures Inc.                                                  United States

Lucent Technologies Western Investments Inc.                                       United States

Lucent Technologies World Services Inc.                                            United States

Lucent Venture Partners Inc.                                                       United States

Mosaix, Inc.                                                                       United States

Nassau Metals Corporation                                                          United States

NCS OSP Development Corp.                                                          United States

NCS Ventures, Inc.                                                                 United States

Nexabit Networks, Inc.                                                             United States

Octel Communications Corporation                                                   United States

Optimay Corporation                                                                United States

Prominet Corporation                                                               United States

Telecommunications Technology Middle East Inc.                                     United States

Western Electric Company, Incorporated                                             United States

Western Electric International Incorporated                                        United States

Xedia Corporation                                                                  United States

Lucent Cable Communications Inc.                                                   United States

Lucent Consumer Communications, LLC                                                United States

Lucent Technologies Consumer Products LP                                           United States

Lucent Technologies Venezuela S.A.                                                   Venezuela

Lucent Technologies Asia/Pacific Inc.                                                 Vietnam
(Vietnam Rep. Office)

Certain subsidiaries, which considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of September 30, 1999, have been omitted in accordance with Item 601(b)(21)(ii) of Regulation S-K.